SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       March 30, 2000
                                                  ------------------------------


                         National Bancorp of Alaska,Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-10769                 92-0087646
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   (State or Other Jurisdiction     (Commission              (IRS Employer
         of Incorporation)          File Number)          Identification Number)


   Northern Lights Boulevard and C Street, Anchorage, AK               99503
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         (Address of Principal Executive Office)                      (Zip Code)


Registrant's telephone number, including area code        907/276-1132
                                                   -----------------------------



                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

         On March 30, 2000, National Bancorp of Alaska, Inc., a Delaware corporation (the "Corporation"), announced the "Wells Fargo Measurement Price" as defined in the agreement and plan of reorganization dated as of January 12, 2000, and amended as of February 15, 2000 (the "Agreement"). The "Wells Fargo Measurement Price" is $33.470833 and the rate of exchange is 0.896303 of a share of Wells Fargo common stock for each outstanding share of the Corporation's common stock.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Exhibits.  None.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NATIONAL BANCORP OF ALASKA, INC.


                                         By:  /s/ Edward B. Rasmuson
                                            --------------------------
                                            Name: Edward B. Rasmuson
                                         Title: Chairman of the Board
                                                   of Directors


Date:  March 30, 2000